Exhibit 10.4
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                    Amendment to Long-Term Incentive Plan
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                          Adopted February 10, 1995
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RESOLVED, that the first sentence of numerical paragraph 3 of the LabOne,
Inc. Long-Term Incentive Plan (the "Plan") is hereby amended to increase the maximum number of shares which may be issued under the Plan from "1,800,000" shares of common stock of the corporation to "2,150,000" shares of common stock of the corporation;





































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